Exhibit 99.1

Press Release

Navidea Biopharmaceuticals, Inc. Welcomes Jill Bieker Stefanelli, Ph.D. to Board of Directors; Alexander L. Cappello Steps Down

In line with the Company’s Fix, Fund, Propel approach, Jill Bieker Stefanelli, Ph.D. joins Board, adding precision medicine and product development depth in support of stated strategy to advance innovative technology to market. Separately, Alexander L. Cappello steps down.

DUBLIN, Ohio, June 1, 2023 (BUSINESS WIRE) -- Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) (“Navidea” or the “Company”), a company focused on the development of precision immunodiagnostic agents and immunotherapeutics, today announced Jill Bieker Stefanelli, Ph.D. has joined the Company’s Board of Directors, adding deep experience developing and advancing precision medicine products in line with Navidea’s stated objectives and its Fix, Fund, Propel approach to advancing innovative technology to market. Separately, Alexander L. Cappello has stepped down from the Company’s Board.

Results-Driven, Experienced, Precision Medicine Leader and Strategist

Jill Bieker Stefanelli, Ph.D. joins Navidea’s Board of Directors with demonstrated experience leading fast-paced organizations focused on transformative precision medicine. Dr. Stefanelli’s career and expertise within pharma and commercial client markets strengthen the Board’s ability to guide product strategy, partnership development, and delivery of shareholder value.

“Dr. Stefanelli adds a strong and experienced voice who will press the business forward,” said Dr. Jason Myers, Owner and Founder of G2G Ventures. “She is a true scientist and an expert in the industry, with a career progression that includes research, commercial development, product strategy and proven leadership at all levels. Dr. Stefanelli understands our vision, and offers perspective to help lead Navidea’s technology and assets to the forefront.”

Dr. Stefanelli is currently the founding consultant of a consulting practice focused on supporting Precision Medicine Companies including genomics, digital pathology, artificial intelligence, therapeutics, and medical devices as a Consultant, Scientific Advisor, or Independent Board Member. Previously, her experience includes serving as President, Board Member, and Chief Business Officer at Paige, as Senior Vice President and Head of Partnerships at Invitae/ArcherDX, as Clinical Commercial Development Lead at Life Technologies, as a Genomics Specialist at Roche Diagnostics, and in science and microbiology roles with Genewiz, USDA APHIS and Sandia National Laboratories. Dr. Stefanelli earned a B.S. in Animal Sciences & Industry, M.S. in Food Science/Microbiology, and Ph.D. in Molecular Medicine and Diagnostic Pathology within the Department of Diagnostic Medicine/Pathobiology from the Veterinary School of Medicine at Kansas State University. Her teaching experience includes instruction related to veterinary virology, food microbiology and automation in microbiology, and Dr. Stefanelli has published in peer reviewed journals throughout her career.

Separately, Alexander L. Cappello, after having joined Navidea in 2021 and recently serving as Chair of the Board, has decided to step down to pursue opportunities outside the organization.

“We thank Mr. Cappello for his contribution,” said John K. Scott, Jr, Navidea’s Vice Chair of the Board. “We wish him the very best in pursuit of his next opportunity, and continue our focus on developing processes and growth strategies led by Navidea’s team of experts and our experienced partners in G2G Ventures.”

About Navidea

Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) is a biopharmaceutical company focused on the development of precision immunodiagnostic agents and immunotherapeutics. Navidea is developing multiple precision-targeted products based on its Manocept platform to enhance patient care by identifying the sites and pathways of disease and enable better diagnostic accuracy, clinical decision-making, and targeted treatment. Navidea’s Manocept platform is predicated on the ability to specifically target the CD206 mannose receptor expressed on activated macrophages. The Manocept platform serves as the molecular backbone of Tc99m tilmanocept, the first product developed and commercialized by Navidea based on the platform. Navidea’s strategy is to deliver superior growth and shareholder return by bringing to market novel products and advancing the Company’s pipeline through global partnering and commercialization efforts. For more information, visit www.navidea.com.

About G2G Ventures

G2G Ventures is a Colorado-based private equity firm focused on empowering organizations to reach their full potential through investment and consulting services. Specializing in creating long-term partnerships with trusted investors and established businesses, G2G Ventures draws on strong internal balance sheet liquidity, augmented by trusted investor capital, to craft bespoke capital solutions which include private equity investment, venture capital participation, and mezzanine debt options. Beyond financial investment, G2G Ventures provides accretive consulting services to help clarify strategic goals and key performance indicators (KPIs), evolve financial processes, and enhance operational effectiveness. To learn more about how G2G Ventures is a growth partner for enduring business, connect with our team.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations regarding pending litigation and other matters. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: our history of operating losses and uncertainty of future profitability; the final outcome of any pending litigation; our ability to successfully complete research and further development of our drug candidates; the timing, cost and uncertainty of obtaining regulatory approvals of our drug candidates; our ability to successfully commercialize our drug candidates; dependence on royalties and grant revenue; our ability to implement our growth strategy; anticipated trends in our business; our limited product line and distribution channels; advances in technologies and development of new competitive products; our ability to comply with the NYSE American continued listing standards; our ability to maintain effective internal control over financial reporting; the impact of the current coronavirus pandemic; and other risk factors detailed in our most recent Annual Report on Form 10-K and other SEC filings. You are urged to carefully review and consider the disclosures found in our SEC filings, which are available at http://www.sec.gov or at http://ir.navidea.com.

Investors are urged to consider statements that include the words “will,” “may,” “could,” “should,” “plan,” “continue,” “designed,” “goal,” “forecast,” “future,” “believe,” “intend,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions, as well as the negatives of those words or other comparable words, to be uncertain forward-looking statements.

You are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be incorrect. We undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Investor Relations Contact

Navidea Biopharmaceuticals, Inc.

G2G Ventures - Executive Consultant

Theodore Gerbick

Chief Marketing Officer

tgerbick@g2g.ventures